                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and Susan E. Lester, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of First Bank System, Inc., and any and all amendment thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


Signature                                  Title                      Date
- --------------------------------------------------------------------------

/s/ John F. Grundhofer             Chairman, President,          April 28, 1994
- ------------------------------    Chief Executive Officer
      John F. Grundhofer               and Director

/s/ Coleman Bloomfield                   Director                April 28, 1994
- ------------------------------
      Coleman Bloomfield

/s/ Roger L. Hale                        Director                April 28, 1994
- ------------------------------
        Roger L. Hale

/s/ Delbert W. Johnson                   Director                March 28, 1994
- ------------------------------
     Delbert W. Johnson

/s/ John H. Kareken                      Director                March 22, 1994
- ------------------------------
       John H. Kareken

                                         Director
- ------------------------------
     Richard L. Knowlton

/s/ Kenneth A. Macke                     Director                April 28, 1994
- ------------------------------
       Kenneth A. Macke

                                         Director
- ------------------------------
      Thomas F. Madison

/s/ Marilyn C. Nelson                    Director                March 22, 1994
- ------------------------------
      Marilyn C. Nelson

/s/ Will F. Nicholson, Jr.               Director                April 28, 1994
- ------------------------------
    Will F. Nicholson, Jr.

/s/ Nicholas R. Petry                    Director                March 23, 1994
- ------------------------------
      Nicholas R. Petry

/s/ Edward J. Phillips                   Director                March 22, 1994
- ------------------------------
      Edward J. Phillips

                                         Director
- ------------------------------
       James J. Renier

/s/ S. Walter Richey                     Director                April 28, 1994
- ------------------------------
      S. Walter Richey

/s/ Richard L. Robinson                  Director                April 28, 1994
- ------------------------------
    Richard L. Robinson

/s/ Richard L. Schall                    Director                March 22, 1994
- ------------------------------
      Richard L. Schall

/s/ Lyle E. Schroeder                    Director                March 22, 1994
- ------------------------------
      Lyle E. Schroeder